UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2021 (May 19, 2021)

LUMOS PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4200 Marathon Blvd., Suite 200 Austin, TX		78756
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (512) 215-2630

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LUMO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders of Lumos Pharma, Inc. (the “Company”) was held May 19, 2021, for the following purposes:
•To elect the nominees for director, Chad A. Johnson and Lota S. Zoth, nominated by the Board of Directors of the Company (the “Board”), to serve until the 2024 Annual Meeting of Stockholders;
•To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 6, 2021 (the “Proxy Statement”); and
•To ratify the selection by the Audit Committee of the Board of KPMG, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021.

At the meeting, the stockholders of the Company:
•elected Chad A. Johnson and Lota S. Zoth as directors of the Company;
•approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as set forth in the Proxy Statement; and
•ratified the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021.

The final voting results on each of the matters submitted to a vote of stockholders at the 2021 Annual Meeting are as follows:

	Election of Directors	For	Withheld	Broker Non-Votes
1.	Chad A. Johnson	3,750,380	1,017,657	1,176,620
	Lota S. Zoth	4,168,245	599,792	1,176,620

		For	Against	Abstentions	Broker Non-Votes
2.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers	4,107,705	74,371	585,961	1,176,620

		For	Against	Abstentions
3.	Ratification of KPMG, LLP as independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021	5,278,999	74,492	591,166

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    May 21, 2021

LUMOS PHARMA, INC., a Delaware corporation

By:	/s/ Richard J. Hawkins
Richard J. Hawkins
Its:	Chief Executive Officer